UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934


                                February 10, 2005
                Date of Report (date of earliest event reported)



                               ACTUATE CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                  0-24607             94-3193197
----------------------------      ------------       ------------------
(State or other jurisdiction      (Commission        (I.R.S. Employer
     of incorporation)            File Number)       Identification No.)



                   701 Gateway Boulevard, South San Francisco,
                California 94080 (Address of principal executive
                          offices, including zip code)


                                 (650) 837-2000
              (Registrant's telephone number, including area code)



[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of a press release issued on February 10, 2005 by the registrant, Actuate Corporation, regarding financial results for the registrant's fourth fiscal quarter and full fiscal year ended December 31, 2004.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01.  Financial Statements and Exhibits

 (c) Exhibits.

99.1  Actuate Corporation Press Release dated February 10, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ACTUATE CORPORATION
                                   (Registrant)

Date: February 10, 2005
                                   /s/    DANIEL A. GAUDREAU
                                   ---------------------------------------
                                   Daniel A. Gaudreau
                                   Chief Financial Officer and Senior Vice
                                   President, Finance and Administration